UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 27, 2014

HANMI FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-30421	95-4788120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3660 Wilshire Boulevard, Penthouse Suite A Los Angeles, California	90010
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (213) 382-2200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On March 26, 2014, the boards of directors of Hanmi Financial Corporation, a Delaware corporation (the "Company") and its wholly-owned subsidiary, Hanmi Bank, increased the sizes of the boards of directors from seven directors to nine directors each by appointing David L. Rosenblum and Chulse (William) Park (the "New Directors") to serve on their respective boards of directors, effective April 1, 2014.

Mr. Rosenblum, aged 61, served as a management consultant with Deloitte Consulting LLP for nearly 34 years. He has extensive experience advising on all aspects of financial function, finance organization structure, financial systems and operations. Mr. Rosenblum currently serves as President of the Southern California Chapter of the National Association of Corporate Directors. He qualifies as a financial expert and is a member of the audit committees of Wesleyan University, the Library Foundation of Los Angeles and The California Club. Mr. Rosenblum received his B.A. in Economics from Wesleyan University and an M.B.A. from the Wharton School at the University of Pennsylvania.

Mr. Park, aged 56, has been the Chairman and CEO of PMAC Lending Services, Inc., a full service mortgage bank, since September 2010. Under Mr. Park's leadership, PMAC has grown to become one of the largest wholesale originators of residential mortgages in the U.S. Prior to PMAC, Mr. Park was involved with successful business ventures in a variety of industries including hospitality, real estate, accounting and community banking. He has been a Certified Public Accountant for over 10 years, specializing in audit review and business consulting. Mr. Park received his B.S. in Accounting from California State University, Northridge.

The New Directors will each receive compensation as non-employee directors in accordance with the Company's non-employee director compensation practices.

There are no arrangements or understandings between either of the New Directors and any other persons pursuant to which he was selected as a director. There are no family relationships between either of the New Directors and any director, executive officer or any person nominated or chosen by the Company to become a director or executive officer. No information is required to be disclosed with respect to either of the New Directors pursuant to Item 404(a) of Regulation S-K.

The full text of the press release announcing the appointment of the New Directors is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Hanmi Financial Corporation press release dated March 27, 2014.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANMI FINANCIAL CORPORATION (Registrant)
March 27, 2014 (Date)	/s/ C. G. KUM C. G. Kum President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Hanmi Financial Corporation press release dated March 27, 2014.